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INDEPENDENT AUDITORS' CONSENT

Board of Directors and Stockholders of Uni-Marts, Inc.
State College, Pennsylvania

We consent to the incorporation by reference in this Registration
Statement of Uni-Marts, Inc. on Form S-8 of our report dated October 24, 1996, appearing in the Annual Report on Form 10-K of Uni-Marts, Inc. for the year ended September 30, 1996.


/S/ DELOITTE & TOUCHE LLP
---------------------------
DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania

April 7, 1997




























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